Cautionary Notes

FORWARD LOOKING STATEMENTS

The information contained herein contains forward-looking statements, and any statements of historical facts could be deemed to be forward-looking statements. These forward-looking statements include, among other things, expected third quarter 2015 revenue, potential collaboration revenue, proposed new product introductions, and future operating expenses. These statements are based on management's current expectations and actual results, and future events may differ materially due to risks and uncertainties, including uncertainty regarding timing of closing transactions and growth in sales, potential delays or failures in development, production and commercialization of products, liquidity and ability to fund operating and capital expenses, Amyris's reliance on third parties to achieve its goals, and other risks detailed in the "Risk Factors" section of Amyris's annual report on Form 10-K filed on March 31, 2015 and of its quarterly report on Form 10-Q filed on August 10, 2015. Amyris disclaims any obligation to update information contained in these forward-looking statements whether as result of new information, future events, or otherwise.

NON-GAAP FINANCIAL INFORMATION

The information contained herein contains both GAAP and non-GAAP financial information. Amyris considers this non-GAAP information to be a helpful measure to assess its operational performance and for financial and operational decision-making.

Amyris at a glance

Collaboration partners

11

c.a. $50M

collaboration inflows

Commercial products

10

Product sales growth

c.a. 50%

Brands with "Amyris inside"

over

440

Consumers touched by Amyris

100M

Product Pipeline

20

Products

AMYRIS


YEAST CELL
"Baker's Yeast"
Saccharomyces cerevisiae
Biomass
Shikimate pathway
Central metabolism
Acetyl CoA
pyruvate
acetaldehyde
monoterpenes
TAMIFLU ingredients
MUCONIC ACID
VITAMINS
FRAGRANCE OILS
FARNESENE
ISOPRENE

- $450 million investment in proprietary technology
- Lab scale fermenting processes that have near perfect prediction of manufacturing scale
- The largest yeast engineering data repository

AMYRIS


157
(24 pending)
Biosynthetic pathways
Broad coverage of isoprenoid biosynthesis in microbes
199
(79 pending)
Products
Across performance materials, fuels, lubricants, personal care products
329
(196 pending)
Platform technology
• Automated DNA design and assembly
• High speed genome Editing (HI-RYSE™)
• High-throughput screening methods
• Optimized fermentation methods
• Chemical diversity for drug discovery (µPharm™)

AMYRIS

History of Amyris: Industrialization of Synthetic Biology

2005

Bill Gates funds Amyris to produce a synthetic version of Artemisnin, an anti-malarial drug

Sanofi licenses Amyris anti-malarial development technology

2010

2010: Amyris IPO, focusing on biofuels market

2012: Issues identified in commercial scale-up of Brazil fermentation plant (Brotas)

2014: Commercial scale fermentation issues resolved and significant decline in production cost attained

2014: 1st fragrance product developed and sold to partner

2015

2015: 2nd fragrance product successfully scaled and planned for shipment in Q4

2015: Convert $180M of debt to equity

2015: micropharm platform for drug discovery launched

2015: Farnesene production costs hit record low $1.75/liter

2015: Launch two first consumer brands: Biossance and Muck Daddy

2020



Emeryville
HQ
R&D
Pilot Plant
Chem Group
Distillation
CenterChem
Distributor - US
Kinder Morgan
Farnesane storage
Glycotech
Squalane
Farnesane (diesel)
Laserson
Distributor - Europe
Nikko Chemicals
Distributor - Japan
Dowell C&I
Distributor – South Korea
Brotas
Manufacturing Plant
Campinas
Pilot Plant
Demo Plant
Sartem
Distributor - Brazil
Farnesane (diesel)

AMYRIS

Example of fragrance collaboration success with a single partner and only on ingredient 3 of 11 under contract



$USD, in millions
Collaboration Inflows and Product Revenue (Non-GAAP)
$70
60
50
40
30
20
$10
$0
Collaboration funding, product sales to partners and profit shares complete the partnership model
Fragrance #3
Fragrance #2
Fragrance #1
Collaboration Funding Inflow
2010
2011
2012
2013
2014
2015
2016
2017
2018

$200M
Collaboration cash received

20
Products in the Pipeline

- 2010, Amyris partnered with a top F&F house to produce a cost-effective, sustainable ingredient for the fragrance market
- Delivered ahead of schedule and at lower cost
- Second ingredient now in production, 2 more in engineering

AMYRIS

Current collaboration revenue opportunities projected at $165M, leading to increased product sales and stable cash


Preliminary Discussions
Partner Validation
Contract Discussion
Partnership Agreement
Agreement
Collaboration Revenue Opportunity
Partner 1
$30M
Partner 2
$5M – 6M
Partner 3
Partner 4
Partner 5
Partner 6
Partner 7
Partner 8
Partner 9
Partner 10- μpharm
Partner 11
200+
Molecules in the pipeline

Represents management estimates of revenues from current collaboration opportunities being discussed with potential (and existing) partners projected to generate collaboration revenues over the next 3-5 years. Excludes potential product sales to the partner at the target conclusion.

AMYRIS

Roadmap and key measurable milestones to 2020

Q4 2015	2016	2017-2020
• F&F ingredient #2 shipped • Material new collaboration signed • Completed cosmetic distribution agreement ✔ • Technology innovation agreement with DARPA to discover hundreds of molecules • Performance chemicals agreement • Debt refinancing	• 2 new F&F ingredients scaled and shipped • 4 new Biossance™ products • Expansion into performance chemicals with 1 new agreement • 2 to 3 new collaborations	• 3-4 new product introductions annually: F&F, cosmetics, pharmaceuticals • Farnesene derivatives become the performance leaders in Polymers, Solvents & Industrial Lubricants • 3 μpharm™ drug discovery platform licensing agreements ***mid-term annual financial goals*** • c.a. $50-60 million in annual collaboration inflows • c.a. 50% annual product sales growth

AMYRIS

Estimated YTD Sept Cash Revenue Inflow	Estimated Sept-15 cash balance	July Debt conversion
$40M-$45M	**$12M**	**$180M**
Closing large collaborations and fragrance shipments planned for Q4	Liquidity supported by available committed $50 million equity facility and customer collaboration payment	Temasek and Total converted debt to equity/JV interest; $143M at closing and $37M at maturity. Q2 pro forma debt of $140M

2015 new products plan	Q2 farnesene cost	Q3 estimated revenue range
5	**$2.36/Liter**	**$8M-$9M**
The Revitalizer (cosmetic), Muck Daddy (hand cleaner), three new fragrance molecules to be delivered in Q4	Achieved another new product cost record in June, with expectations for the year to be well below this by year end	Range driven by shipments timing and closing collaborations

AMYRIS

Non-GAAP Cash Revenue Inflows growth driven by product sales CAGR of 48% since 2012



Cash Revenue Inflows (1)
$M
100.0
80.0
60.0
40.0
20.0
0.0
2010
2011
2012
2013
2014
2015
Product sales
Collaboration Inflows
2012-2015F
CAGR 48%



2014
Personal care
Performance chemicals
Industrial
24%
0%
76%
2015E
Personal care
Performance chemicals
Industrial
13%
14%
73%

- Increasing diversification of collaboration partners, from 4 in 2012 to 8 in 2014 and 11 in 2015

(1) GAAP Grants and Collaboration Revenue for the years-ended 2014, 2013, 2012, 2011 and 2010 were $19.9 million, $25.3 million, $24.1 million, $17.2 million and $11.6 million, respectively. Cash revenue inflows, a non-GAAP measure, represent renewable GAAP product revenue plus the cash received from collaborations and grants. Cash revenue inflows are calculated using GAAP revenues and adding the related changes in accounts receivable and deferred liabilities related to revenue recognized for these collaborations and grants to equal funds received during the period, along with any funding associated with collaborations.

AMYRIS


Cash operating expenses
135
125
115
105
95
85
75
65
55
45
2011
2012
2013
2014
2015E
2016E


June 30, 2015 Debt
(before debt discount)
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Jun-15
Pro forma Jun-15
Proforma for New Converts
Other
Brazil loans
144A convertible notes
Tranche 2 convertible notes
Tranche 1 convertible notes
Total promissory note
Total R&D Notes
Hercules loans

- 40% reduction in cash operating expenses since 2011, with reductions continuing through 2016
- Reduced outstanding debt by $180M in 2015, continuing to focus on improving net cash position
- Targeting Free Cash Flow generation in 2016

AMYRIS